UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    12/11/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

                 WASHINGTON           1-6563         91-00742146
               State or other      (Commission       (IRS Employer
               jurisdiction of     File Number)      Identification No.)
               incorporation)

                     SAFECO Plaza, Seattle, Washington 98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events
SAFECO Announces Expected Enron Losses, Continued Difficulty In Homeowners Line SEATTLE-(December 11, 2001)-- SAFECO (NASDAQ: SAFC) expects its pre-tax operating income to be reduced by approximately $20 million or $0.10 per share in the fourth quarter as a result of the recent Chapter 11 bankruptcy filing by Enron Corp. SAFECO's losses are a result of surety bond coverage purchased by Enron.

SAFECO also indicated it has experienced $16 million more in catastrophe losses in its Homeowners line through Nov. 30 than its plan, which also will impact fourth quarter earnings.

SAFECO also expects $20 million of non-operating losses as a result of write downs or sales of Enron bonds SAFECO holds in its investment portfolio.

SAFECO will announce its fourth-quarter and year-end financial results on Monday, Jan. 28.

Founded in 1923, Seattle-based SAFECO and its more than 17,000 independent agents and financial advisors provide insurance, investment and related financial products to individual and business customers throughout the United States.

FORWARD-LOOKING INFORMATION IS SUBJECT TO
RISK AND UNCERTAINTY

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of SAFECO's business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

o SAFECO's ability to obtain rate increases and non-renew underpriced insurance accounts;
o        Achievement of SAFECO's premium targets and profitability;
o        Decrease in large-commercial premium volume;
o Achievement of expense savings from consolidation of commercial operations;
o        Realization of growth and business retention estimates;
o        Changes in the nature of the property and casualty book of business;
o        Driving patterns;
o        Changes in competition and pricing environments;
o Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
o        The occurrence of significant natural disasters, including earthquakes;
o The occurrence of significant disasters, such as the attack on Sept. 11, 2001;
o        The adequacy of loss reserves;
o        The availability, pricing and ability to collect reinsurance;
o        The ability to exclude and to reinsure the risk of loss from terrorism;
o        Court decisions and trends in litigation;
o        Legislative and regulatory developments;
o        Rating agency actions;
o        The effect of current ratings levels on business production;
o        Availability of bank credit facilities;
o        Fluctuations in interest rates;
o        Performance of financial markets; and
o        General economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, SAFECO's achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect the corporation's efforts to restore earnings in the property and casualty lines.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION
Dated: December 11, 2001                               By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer